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Exhibit 32.2

Certification Required by Rule 13a-14(b) and 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Mark S. Demilio, as Chief Financial Officer of Magellan Health Services, Inc (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)
the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2003	/s/ MARK S. DEMILIO Mark S. Demilio Chief Financial Officer

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  Exhibit 32.2
Certification Required by Rule 13a-14(b) and 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)